                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2010

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2010

        Van Eck VIP Trust

                 Van Eck VIP Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

Management Discussion	1

Geographical and Sector Weightings	4

Top Ten Equity Holdings	5

Performance Comparison	6

Explanation of Expenses	7

Schedule of Investments	8

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Tax Information	18

Report of Independent Registered Public Accounting Firm	19

Board of Trustees and Officers	20

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2010, and are subject to change.

VAN ECK VIP EMERGING MARKETS FUND

Effective May 1, 2010, the Worldwide Emerging Markets Fund was renamed the Van Eck VIP Emerging Markets Fund. The Fund’s investment objective did not change.

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund gained 26.84% for the twelve months ended December 31, 2010. The Fund significantly outperformed the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which rose 19.20% for the same period.

The Fund’s outperformance in 2010 can be attributed to our ability both to recognize attractive secular growth themes and to maneuver the Fund’s allocation between cyclical and non-cyclical sectors. Also contributing to outperformance is our bias towards smaller companies, which tend to be more represented in the consumer segment of the market.

Market and Economic Review

After the huge relief rally of 2009, the first part of 2010 generated a reoccurring bout of global risk aversion. For example, there were fears of a “double dip” in the U.S. economy and heightened worries about European sovereign debt that brought into question the viability of the Eurozone itself. And then there was China, where dire predictions regarding its impact on global demand espoused by certain segments of the New York hedge fund community seemed to dominate discussions of the emerging markets. While none of these concerns were alleviated completely, they were trumped, as the year progressed, by better economic news out of the U.S. and the European economic heartland stretching from Milan to Stockholm. The emerging equity markets also seemed to welcome the constraints on government spending that some feel a more balanced Washington may provide following the November mid-term elections. Further, market participants seemed to recognize that liquidity conditions in developed markets would remain accommodative for the near term, and this, too, allowed for a broad rally in emerging market equities as the year came to a close.

Within the emerging market equity universe, for all the headlines that the much-vaunted BRIC (Brazil, Russia, India and China) nations receive, it was actually the supporting cast of the remaining emerging market economies that drove the majority of returns during the annual period. After reflecting on the ever-changing landscape in the global economy, the perceptions of emerging markets amongst investors seem to have evolved pre- and post-financial crisis. During the annual period, investors unquestionably embraced the fact that emerging market economies have healthier and more sustainable growth prospects than they once did. This new reality was reflected in equity market performance, as developed market equity returns fell short of advances in emerging market equities. Indeed, the broad U.S. equity market, as measured by the S&P® 500 Index2, increased 15.06% and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, advanced 8.21%.

The Emerging Europe, Middle East and Africa (EMEA) region, after being the primary laggard in 2009, proved to be the strongest performing region in 2010, with the MSCI EM EMEA Index4 producing an annual total return of 23.48%. Major markets in the region such as South Africa*, Turkey* and Russia* were the main sources of gains, while smaller constituents such as Hungary*, the Czech Republic* and Egypt* detracted from EMEA’s advances. Conversely, the Latin American region, after posting the strongest gains in 2009, was the relative underperformer in 2010, though the MSCI EM Latin America Index5 still generated a double-digit total return of 14.89% for the year. Within Latin America, Brazil* was the main source of underperformance, whereas Peru* and Chile* led gains. The MSCI EM Asia Index6 posted a return of 19.35% for the year. Within Emerging Asia, the southeast Asian markets of Thailand*, Malaysia* and Indonesia* were top performers within the region. However, cyclical and structural policy risk clouded the outlook for China-related equity markets thus leading to underperformance of Hong Kong* and China*. From a sector* perspective, the top three market segments within the MSCI EM Index in 2010 were consumer discretionary, consumer staples and industrials. Performance from utilities, energy and telecommunication services lagged most.

Fund Review

Several key investment themes supported strong performance throughout the year. They include (1) effective stock picking in Asia; (2) strong stock selection in Brazil and Mexico, highlighted by inclusion of many picks graduating to the MSCI EM Index during fourth quarter rebalancing; (3) reducing and exiting position in index heavyweight Petrobras; (4) gradually increasing our position in Russia throughout the year to take advantage of rising energy and raw material price; and (5) opportunistic sector rotation at key points in the global economic cycle.

One of the key performers for the Fund was Hyundai Mobis (1.7% of Fund net assets†), South Korea’s largest auto parts manufacturer. Its key customers, including Hyundai Motor Group and Kia Motors, continue to experience strong sales momentum and continue to leverage on the strong market share gain that its affiliates have achieved in the past few years.

VAN ECK VIP EMERGING MARKETS FUND

One example of our smaller-cap stocks—and one of the best performers for the Fund—was the Indonesian department store and franchise operator Mitra Adiperkasa (0.4% of Fund net assets†). The Fund has long held this stock as we thought we recognized value in the small company that the broader market was missing. In 2010, a number of sell-side analysts finally picked up coverage of the company. In turn, its trading volume exploded. As Mitra Adiperkasa’s share price more than tripled, we substantially reduced the Fund’s position in its stock, taking profits on strength.

Detractors from the Fund’s annual results included one of Russia’s largest integrated oil companies, Lukoil (1.3% of Fund net assets†). Overall, the global energy sector generated unsatisfactory returns for the year despite a noticeable increase in crude oil prices from the end of 2009. Additionally, Copa Holdings (1.0% of Fund net assets†), a Panama-based airline primarily serving South America and the Caribbean, underperformed the MSCI EM Index. A heightened level of merger and acquisition activity in the transportation sector raised concerns about how Copa Holdings might perform in a more consolidated competitive environment. Furthermore, an underweighted position in Mexico detracted from the Fund’s relative results during the annual period, as the market rebounded sharply on the back of improving economic conditions in the U.S.

As the year progressed, we increased the Fund’s exposure to economically sensitive, cyclical sectors, such as energy, materials and technology, while taking profits from strongly performing domestic consumption-related names. As portfolio managers, we try to uncover high-growth in emerging markets, and we believe that some of the very best secular opportunities exist in the smaller-cap stocks. Again, there are certain times in the business cycle where the outlook seems bright for certain cyclical sectors, where the stocks tend, inherently, to be larger. In turn, while the Fund’s portfolio was still biased toward smaller-cap emerging market stocks at the end of the annual period, the average market capitalization of the Fund gradually increased.

Outlook

We maintain a positive secular view ahead for emerging market equities as we focus on 2011. At the end of the annual period, we found little argument that emerging markets will likely lead global economic growth in the next few years. Emerging markets have the tailwinds of demographics and globalization in their favor. At the same time, they are generally not burdened with the yoke of oversized government and consumer debt in the way that many developed markets are. Furthermore, we see solid emerging equity market fundamentals, as valuation multiples for emerging markets at the end of 2010 were not particularly onerous relative to developed markets and compared to historical levels. Profit margins were structurally higher than in developed markets and bottom-up earnings per share growth forecasts looked to be eminently achievable and may even be upgraded.

All that said, as parts of the developed markets slowly regain economic momentum, there will almost certainly be more competition for investment dollars. While we expect emerging market equities to continue to perform well in the months ahead, they will not necessarily be the only game in town. Furthermore, while the continued implementation of quantitative easing may help lubricate an economic recovery in developed economies, the potential side effects of that medicine may cause some issue in emerging markets. More specifically, strong capital inflows and rapidly increasing commodity prices have been driving inflation and currency strength concerns in many emerging nations. How the various central banks and governments choose to respond to these challenges may greatly affect the returns generated by emerging market equities. Broadly speaking, in our view, the more they do now to combat incipient inflation and asset price appreciation, the less they will have to worry about a boom/bust type of scenario that plays into the perception of emerging markets as a risky asset class. Despite these potential challenges, we maintain our positive outlook for emerging market equities due to a favorable balance of risk and reward for the asset class.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple
Portfolio Manager

Angus Shillington

Edward M. Kuczma

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2010.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Morgan Stanley Capital International Emerging Markets Index (MSCI EM) captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.
[2]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
[3]	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
[4]

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

[5]	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.
[6]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

VAN ECK VIP EMERGING MARKETS FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of December 31, 2010. Portfolio subject to change.
*	Percentage of net assets.
**	Percentage of investments.

TOP TEN EQUITY HOLDINGS* December 31, 2010 (unaudited)

Vale S.A.
(Brazil, 2.4%)
Vale produces and sells iron ore, pellets, manganese, alloys, gold, nickel, copper, kaolin, bauxite, alumina, aluminum and potash. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

Sberbank RF
(Russia, 2.0%)
Sberbank attracts deposits and offers commercial banking services. The bank offers time deposits, corporate banking, securities brokerage, credit, foreign exchange services and sponsors credit cards.

Samsung Electronics Co. Ltd.
(South Korea, 2.0%)
Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, personal computers, peripherals, monitors, televisions and home appliances including air conditioners and microwave ovens. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

BR Malls Participacoes
S.A. (Brazil, 1.9%)
BR Malls is a shopping mall service provider; managing, consulting and leasing services for shopping centers and commercial and business centers throughout Brazil.

Bank of China Ltd.
(China, 1.8%)
Bank of China provides a complete range of banking and other financial services to individual and corporation customers worldwide. The bank’s services include retail banking, Great Wall credit card and debit card services, consumer credit, foreign currency transaction, corporate banking, settlement and clearing, investment banking and fund management businesses.

International Personal Finance PLC
(United Kingdom, 1.8%)
International Personal Finance offers small, unsecured cash loans made and collected by agents, face to face with the customer. The company operates in the developing markets of Central and Eastern Europe and Mexico, providing the underserved segment of the consumer credit market with access to cash loans.

Home Inns & Hotels Management, Inc.
(Hong Kong, 1.7%)
Home Inns & Hotels Management operate a chain of budget hotels in the People’s Republic of China. The company manages some of the hotels in its chain on behalf of franchisees.

Hyundai Mobis Co. Ltd.
(South Korea, 1.7%)
Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Localiza Rent a Car S.A.
(Brazil, 1.6%)
Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Globaltrans Investment PLC
(Russia, 1.6%)
Globaltrans offers rail freight transportation services in Russia, the CIS countries and the Baltics. The company also leases railcars and offers ancillary services to customers in the metals and mining, oil and oil products, and other industries.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

VAN ECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Average Annual Total Return 12/31/10	Fund Initial Class	MSCI EM
One Year	26.84%	19.20%
Five Year	12.82%	13.10%
Ten Year	16.14%	16.21%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/10	Fund Class R1	MSCI EM
One Year	26.86%	19.20%
Five Year	12.87%	13.10%
Life (since 5/1/04)	18.36%	18.56%

Hypothetical Growth of $10,000 (Since Inception: Class R1)

Inception date for the Van Eck VIP Emerging Markets Fund was 12/21/95 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘Expenses Paid During Period’.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010- December 31, 2010

Initial Class	Actual	$1,000.00	$1,314.10	$7.53
	Hypothetical**	$1,000.00	$1,018.70	$6.57

Class R1	Actual	$1,000.00	$1,314.40	$7.59
	Hypothetical**	$1,000.00	$1,018.64	$6.62

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 1.29% on Initial Class,1.30% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 93.1%
Austria: 0.7%
30,000	Raiffeisen Bank International AG #	$1,652,537

Brazil: 8.9%
448,000	BR Malls Participacoes S.A.	4,614,940
115,200	Cia Hering S.A.	1,873,735
210,000	Cielo S.A.	1,701,506
246,000	Diagnosticos da America S.A.	3,334,337
93,000	Itau Unibanco Holding S.A. (ADR)	2,232,930
237,000	Localiza Rent a Car S.A.	3,840,542
106,000	Marisa Lojas S.A.	1,606,602
250,000	Rossi Residencial S.A.	2,227,410

		21,432,002

Canada: 1.4%
98,000	Pacific Rubiales Energy Corp.	3,326,461

China / Hong Kong: 19.5%
8,100,000	Bank of China Ltd. #	4,270,132
2,855,000	China Minsheng Banking Corp. Ltd. #	2,440,568
2,925,000	China Qinfa Group Ltd. * #	1,767,843
3,118,000	EVA Precision Industrial Holdings Ltd. #	3,007,377
1,390,000	Fu Ji Food & Catering Services Holdings Ltd. * #	—
2,280,000	GZI Transportation Ltd. #	1,319,359
650,000	Harbin Power Equipment Co. Ltd. #	1,025,138
98,100	Home Inns & Hotels Management, Inc. (ADR) *	4,018,176
470,000	Jiangxi Copper Co. Ltd. (Class H) #	1,543,222
1,800,000	KWG Property Holding Ltd. #	1,370,382
610,000	Lianhua Supermarket Holdings Co. Ltd. #	2,913,985
1,803,181	Noble Group Ltd. (SGD) #	3,047,798
2,885,000	Pacific Basin Shipping Ltd. #	1,916,866
7,400,000	PCD Stores Ltd. #	2,216,530
3,414,000	Peace Mark Holdings Ltd. * #	—
9,822,490	Qin Jia Yuan Media Services Co. Ltd. #	1,818,694
17,100,000	Renhe Commercial Holdings Co. Ltd. #	2,989,861
17,205,000	REXLot Holdings Ltd. #	1,813,123
2,200,000	SJM Holdings Ltd. #	3,489,966
2,145,000	Soho China Ltd. #	1,594,225
156,500	Tencent Holdings Ltd. #	3,397,528
204,000	Tsingtao Brewery Co. Ltd. #	1,067,231

		47,028,004

India: 10.1%
250,000	Crompton Greaves Ltd. #	1,732,286
75,000	Financial Technologies India Ltd. #	1,498,444
1,490,000	Gujarat NRE Coke Ltd. #	2,180,082
1,282,400	Hirco Plc (GBP) *	1,359,584
295,000	Housing Development & Infrastructure Ltd. * #	1,285,428
790,000	IVRCL Infrastructures & Projects Ltd. #	2,270,080
132,000	Mahindra & Mahindra Ltd. #	2,296,974
600,000	Mundra Port & Special Economic Zone Ltd. #	1,932,321
85,000	Pantaloon Retail India Ltd. #	804,535
614,000	Rolta India Ltd. #	2,123,825
173,769	Shriram Transport Finance Co. Ltd. #	3,035,010
530,000	Sintex Industries Ltd. #	2,157,998
120,000	Tata Steel Ltd. #	1,824,618

		24,501,185

Number of Shares		Value

Indonesia: 2.8%
9,800,000	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT * #	$1,576,272
1,370,000	Bank Rakyat Indonesia Tbk PT #	1,593,631
6,380,000	Borneo Lumbung Energi & Metal Tbk PT *#	948,857
3,025,000	Mitra Adiperkasa Tbk PT #	897,187
3,375,000	Perusahaan Gas Negara Tbk PT #	1,655,816

		6,671,763

Israel: 0.4%
182,500	Queenco Leisure International Ltd. (GDR) * § 144A	1,097,444

Kazakhstan: 1.0%
132,350	Eurasian Natural Resources Corp. (GBP) #	2,176,427
60,000	Kazakhstan Kagazy Plc (GDR) * §	15,000
510,300	Kazakhstan Kagazy Plc (GDR) * § 144A	127,575

		2,319,002

Luxembourg: 1.1%
933,000	L’Occitane International S.A. (HKD) * #	2,579,407

Malaysia: 1.5%
3,305,000	AirAsia Bhd * #	2,710,769
745,400	CB Industrial Product Holding Bhd #	933,286

		3,644,055

Mexico: 1.5%
722,800	Banco Compartamos S.A. de C.V. *	1,572,017
827,200	Genomma Lab Internacional, S.A. de C.V. *	2,008,053

		3,580,070

Panama: 1.0%
42,500	Copa Holdings S.A. (Class A) (USD)	2,500,700

Philippines: 1.0%
3,200,000	Alliance Global Group, Inc. #	909,571
850,000	International Container Terminal Services, Inc. #	871,334
19,400,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *#	624,378

		2,405,283

Russia: 6.5%
223,000	Globaltrans Investment Plc (GDR)	3,791,234
55,000	Lukoil (ADR)	3,111,518
11,500	Mail.ru Group Ltd. (GDR) * 144A	414,000
72,000	Pharmstandard (GDR) * #	2,053,608
1,437,000	Sberbank RF #	4,884,373
29,000	X5 Retail Group N.V. (GDR) * #	1,343,251

		15,597,984

Singapore: 0.9%
2,110,000	CSE Global Ltd. #	2,139,946

South Africa: 3.3%
75,000	African Rainbow Minerals Ltd. #	2,393,975
50,000	Impala Platinum Holdings Ltd. #	1,770,846
127,000	Imperial Holdings Ltd. #	2,458,735
25,000	Naspers Ltd. #	1,473,933

		8,097,489

South Korea: 10.7%
74,500	Celltrion, Inc. * #	2,196,080
189,500	Cheil Worldwide, Inc. #	2,309,281
100,000	Daegu Bank Ltd. * #	1,371,147
50,000	Hynix Semiconductor, Inc. * #	1,054,865

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

South Korea: (continued)
14,760	Hyundai Department Store Co. Ltd. * #	$1,814,195
16,000	Hyundai Mobis Co. Ltd. * #	4,006,019
7,000	Lotte Shopping Co. * #	2,916,860
36,000	Samsung Card Co. #	1,996,475
5,800	Samsung Electronics Co. Ltd. #	4,843,790
6,100	Shinsegae Co. Ltd.	3,300,203

		25,808,915

Switzerland: 0.8%
14,500	Dufry Group * #	1,951,174

Taiwan: 9.0%
2,200,000	Advanced Semiconductor Engineering, Inc. #	2,537,113
2,100,000	Alpha Networks, Inc. #	1,798,952
620,000	China Ecotek Corp. #	1,069,092
1,120,000	Chroma ATE, Inc. #	3,345,003
905,000	Faraday Technology Corp. #	1,768,061
110,000	HTC Corp. #	3,391,170
1,395,000	Quanta Computer, Inc. #	2,926,802
755,800	Taiwan Hon Chuan Enterprise Co. Ltd. #	1,723,234
2,120,000	Uni-President Enterprises Corp. #	3,143,533

		21,702,960

Thailand: 3.5%
118,000	Banpu PCL #	3,097,526
24,500,000	Quality Houses PCL #	1,706,209
2,730,000	Tisco Financial Group PCL #	3,685,784

		8,489,519

Turkey: 2.4%
1,121,356	Sinpas Gayrimenkul Yatirim Ortakligi A.S. * #	1,501,419
540,000	Turk Hava Yollari * #	1,882,689
275,000	Turkiye Halk Bankasi A.S. #	2,334,850

		5,718,958

Number of Shares		Value

United Kingdom: 3.9%
86,000	African Minerals Ltd. * #	$564,529
1,500,000	Bellzone Mining Plc * #	1,925,619
710,000	International Personal Finance Plc #	4,263,661
100,375	Standard Chartered Plc #	2,709,699

		9,463,508

United States: 1.2%
95,000	First Cash Financial Services, Inc. *	2,944,050

Total Common Stocks (Cost: $178,930,717)		224,652,416

PREFERRED STOCKS: 4.6%
Brazil: 4.6%
104,000	Anhanguera Educacional Participacoes S.A.	2,506,024
310,000	Banco ABC Brasil S.A. *	2,730,241
197,064	Vale S.A.	5,757,593

Total Preferred Stocks (Cost: $4,263,493)		10,993,858

MONEY MARKET FUND: 0.5% (Cost: $1,289,629)
1,289,629	AIM Treasury Portfolio - Institutional Class	1,289,629

Total Investments: 98.2% (Cost: $184,483,839)		236,935,903
Other assets less liabilities: 1.8%		4,389,551

NET ASSETS: 100.0%		$241,325,454

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
USD	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $173,634,399 which represents 72.0% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $1,240,019 which represents 0.5% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,639,019, or 0.7% of net assets.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2010 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy Plc (GDR) * § 144A	7/19/2007	510,300	$2,551,500	$127,575	0.0
Queenco Leisure International Ltd. (GDR) * § 144A	7/3/2007	182,500	3,481,828	1,097,444	0.5

			$6,033,328	$1,225,019	0.5%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	8.8%	$20,816,104
Communications	6.2	14,603,558
Consumer, Cyclical	19.4	45,847,140
Consumer, Non-cyclical	13.8	32,810,571
Diversified	3.6	8,574,102
Energy	4.9	11,715,587
Financial	25.3	59,916,954
Industrial	8.8	20,813,596
Technology	8.0	18,892,846
Utilities	0.7	1,655,816
Money Market Fund	0.5	1,289,629

	100%	$236,935,903

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Austria	$ —	$ 1,652,537	$—	$ 1,652,537
Brazil	21,432,002	—	—	21,432,002
Canada	3,326,461	—	—	3,326,461
China / Hong Kong	4,018,176	43,009,828	—	47,028,004
India	1,359,584	23,141,601	—	24,501,185
Indonesia	—	6,671,763	—	6,671,763
Israel	1,097,444	—	—	1,097,444
Kazakhstan	142,575	2,176,427	—	2,319,002
Luxembourg	—	2,579,407	—	2,579,407
Malaysia	—	3,644,055	—	3,644,055
Mexico	3,580,070	—	—	3,580,070
Panama	2,500,700	—	—	2,500,700
Philippines	—	2,405,283	—	2,405,283
Russia	7,316,752	8,281,232	—	15,597,984
Singapore	—	2,139,946	—	2,139,946
South Africa	—	8,097,489	—	8,097,489
South Korea	3,300,203	22,508,712	—	25,808,915
Switzerland	—	1,951,174	—	1,951,174
Taiwan	—	21,702,960	—	21,702,960
Thailand	—	8,489,519	—	8,489,519
Turkey	—	5,718,958	—	5,718,958
United Kingdom	—	9,463,508	—	9,463,508
United States	2,944,050	—	—	2,944,050
Preferred Stocks:
Brazil	10,993,858	—	—	10,993,858
Money Market Fund	1,289,629	—	—	1,289,629

Total	$63,301,504	$173,634,399	$—	$236,935,903

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (Cost $184,483,839)	$236,935,903
Foreign currency (Cost $2,773,734)	2,891,707
Receivables:
Investments sold	2,373,780
Shares of beneficial interest sold	104,036
Dividends and Interest	51,656
Prepaid expenses	9,914

Total assets	242,366,996

Liabilities:
Payables:
Investments purchased	3,263
Shares of beneficial interest redeemed	283,606
Due to Adviser	204,501
Deferred Trustee fees	64,451
Accrued expenses	485,721

Total liabilities	1,041,542

NET ASSETS	$241,325,454

Initial Class Shares:
Net Assets	$176,522,346

Shares of beneficial interest outstanding	12,484,809

Net asset value, redemption and offering price per share	$14.14

Class R1 Shares:
Net Assets	$ 64,803,108

Shares of beneficial interest outstanding	4,586,866

Net asset value, redemption and offering price per share	$14.13

Net Assets consist of:
Aggregate paid in capital	$194,607,739
Net unrealized appreciation	52,252,655
Accumulated net investment loss	(1,527,568)
Accumulated net realized loss	(4,007,372)

$241,325,454

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Income:
Dividends (net of foreign taxes withheld of $316,590)		$3,090,315
Interest		6,435

Total income		3,096,750

Expenses:
Management fees	2,131,689
Transfer agent fees – Initial Class	20,772
Transfer agent fees – R1 Class Shares	12,769
Custodian fees	367,692
Professional fees	55,218
Reports to shareholders	118,770
Insurance	8,904
Trustees’ fees and expenses	7,805
Interest	1,385
Other	14,543

Total expenses		2,739,547

Net investment income		357,203

Net realized gain (loss) on:
Investments (net of foreign taxes of $286,984)		51,042,818
Foreign currency transactions and foreign denominated assets and liabilities		(239,794)

Net realized gain		50,803,024

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $317,582)		(2,228,611)
Foreign currency transactions and foreign denominated assets and liabilities		117,813

Change in net unrealized depreciation		(2,110,798)

Net Increase in Net Assets Resulting from Operations		$49,049,429

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2010	2009

Operations:
Net investment income	$ 357,203	$ 766,599
Net realized gain (loss)	50,803,024	(36,341,444)
Net increase from payments by the Adviser (See Note 11)	—	774,938
Change in net unrealized appreciation (depreciation)	(2,110,798)	149,969,780

Net increase in net assets resulting from operations	49,049,429	115,169,873

Dividends and Distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(1,000,363)	(177,910)
Class R1 Shares	(349,298)	(59,012)

	(1,349,661)	(236,922)

Distributions from net realized gains
Initial Class Shares	—	(7,192,696)
Class R1 Shares	—	(2,385,762)

	—	(9,578,458)

Total dividends and distributions	(1,349,661)	(9,815,380)

Settlement payments from unaffiliated third parties	995,705	—

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	41,927,256	67,892,635
Class R1 Shares	12,853,986	18,442,001

	54,781,242	86,334,636

Reinvestment of dividends and distributions
Initial Class Shares	1,000,363	7,370,606
Class R1 Shares	349,298	2,444,774

	1,349,661	9,815,380

Cost of shares redeemed
Initial Class Shares	(69,553,654)	(63,150,220)
Class R1 Shares	(20,189,647)	(13,850,846)
Redemption fees	18,542	30,549

	(89,724,759)	(76,970,517)

Net Increase (decrease) in net assets resulting from share transactions	(33,593,856)	19,179,499

Total increase in net assets	15,101,617	124,533,992

Net Assets:
Beginning of year	226,223,837	101,689,845

End of year (including accumulated net investment loss of ($1,527,568) and ($207,261), respectively)	$241,325,454	$226,223,837

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	3,427,982	8,017,278
Shares reinvested	95,001	1,489,012
Shares redeemed	(5,922,293)	(7,632,175)

Net increase (decrease)	(2,399,310)	1,874,115

Class R1 Shares:
Shares sold	1,033,053	2,195,834
Shares reinvested	33,203	494,893
Shares redeemed	(1,764,482)	(1,685,412)

Net increase (decrease)	(698,226)	1,005,315

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$11.22		$5.89		$27.71	$24.98	$19.91

Income from investment operations:
Net investment income	0.01		0.04		0.07	0.12	0.14
Net realized and unrealized gain (loss) on investments	2.93		5.83		(12.20)	7.47	7.15
Payment by the Adviser	—		0.04	(c)	—	—	—

Total from investment operations	2.94		5.91		(12.13)	7.59	7.29

Less distributions from:
Net investment income	(0.07)		(0.01)		—	(0.12)	(0.13)
Net realized gains	—		(0.57)		(9.69)	(4.74)	(2.09)

Total distributions	(0.07)		(0.58)		(9.69)	(4.86)	(2.22)

Settlement payments from unaffiliated third parties	0.05		—		—	—	—

Redemption fees	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of year	$14.14		$11.22		$5.89	$27.71	$24.98

Total return (a)	26.84	%(d)	113.17	%(c)	(64.77)%	37.56%	39.51%

Ratios/Supplementary Data
Net Assets, end of year (000’s)	$176,522		$166,991		$76,566	$255,052	$220,361
Ratio of gross expenses to average net assets	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of net expenses to average net assets	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of net expense, excluding interest expense, to average net assets	1.28%		1.21%		1.29%	1.23%	1.33%
Ratio of net investment income to average net assets	0.17%		0.49%		0.53%	0.45%	0.63%
Portfolio turnover rate	96%		68%		45%	80%	52%

	Class R1 Shares

	Year Ended December 31,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$11.21		$5.87		$27.68	$24.95	$19.89

Income from investment operations:
Net investment income	0.01		0.03		0.07	0.11	0.13
Net realized and unrealized gain (loss) on investments	2.93		5.85		(12.19)	7.48	7.15
Payment by the Adviser	—		0.04	(c)	—	—	—

Total from investment operations	2.94		5.92		(12.12)	7.59	7.28

Less distributions from:
Net investment income	(0.07)		(0.01)		—	(0.12)	(0.13)
Net realized gains	—		(0.57)		(9.69)	(4.74)	(2.09)

Total distributions	(0.07)		(0.58)		(9.69)	(4.86)	(2.22)

Settlement payments from unaffiliated third parties	0.05		—		—	—	—

Redemption fees	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of year	$14.13		$11.21		$5.87	$27.68	$24.95

Total return (a)	26.86	%(d)	113.39	%(c)	(64.75)%	37.62%	39.49%

Ratios/Supplementary Data
Net assets, end of year (000’s)	$64,803		$59,233		$25,134	$104,412	$80,848
Ratio of gross expenses to average net assets	1.29%		1.22%		1.29%	1.24%	1.35%
Ratio of net expenses to average net assets	1.29%		1.22%		1.29%	1.24%	1.35%
Ratio of net expenses, excluding interest expense, to average net assets	1.29%		1.22%		1.29%	1.23%	1.35%
Ratio of net investment income to average net assets	0.15%		0.43%		0.47%	0.42%	0.62%
Portfolio turnover rate	96%		68%		45%	80%	52%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss (see Note 11).
(d)	The Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares and Class R1 Shares total return.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2010

Note 1—Fund Organization—Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund, formerly Worldwide Emerging Markets Fund, (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Fund’s may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no forward foreign currency contracts during the year ended December 31, 2010.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes in Net Assets.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2011, to waive management fees and/or assume expense excluding interest, taxes, and extraordinary expenses exceeding 1.50% for both the Initial Class shares and Class R1 shares. For the year ended December 31, 2010, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 4—Investments—For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations aggregated $198,118,144 and $234,743,354, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2010 was $190,769,287 and net unrealized appreciation aggregated $46,166,616 of which $69,624,475 related to appreciated securities and $23,457,859 related to depreciated securities.

At December 31, 2010, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$ 2,145,369
Accumulated capital losses	(1,330,408)
Other temporary difference	(64,453)
Unrealized appreciation	45,967,207

Total	$46,717,715

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31,

	2010	2009

Ordinary income	$1,349,661	$ 253,117
Long term capital gains	—	9,562,263

Total	$1,349,661	$9,815,380

During the year ended December 31, 2010, the Fund utilized $51,526,421 of capital loss carryovers. The remainder of the capital loss carryover $1,330,408 expires on December 31, 2017.

During 2010, as a result of permanent book to tax differences, the Fund increased accumulated net investment loss by $327,849, decreased accumulated net realized loss on investments by $1,323,554 and decreased aggregate paid in capital by $995,705. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, the sale of passive foreign investment companies and settlement proceeds.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2007-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2010, the aggregate shareholder accounts of four insurance companies own approximately 65%, 10%, 6%, and 6% of the Initial Class Shares, and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2010, the Fund borrowed under this Facility. The average daily loan balance during the 6 day period for which a loan was outstanding amounted to $1,051,273 and the weighted average interest rate was 1.50%. At December 31, 2010, the Fund had no outstanding borrowings under the Facility.

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2010, there were no offsets of custodial fees.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. For the year ended December 31, 2010, there was no securities lending activity.

Note 11–Payment by the Adviser—In 2009, the Fund incurred a loss of $774,938 from an incorrect processing of a corporate action. The Adviser reimbursed the Fund for the total amount of the loss which is reflected in the Statement of Changes in Net Assets as Net increase from Payment by the Adviser. The impact to the Fund’s total return is reflected in the Financial Highlights.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.131 per share from net investment income was paid on January 31, 2011 to shareholders of record of the Initial Class shares and the Class R1 shares as of January 28, 2011 with a reinvestment date of January 31, 2011.

TAX INFORMATION
(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amount of $599,784. The gross foreign source income earned during the fiscal year 2010 was $4,363,518.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and Shareholders of Van Eck VIP Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Emerging Markets Fund, formerly Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2011

VAN ECK VIP EMERGING MARKETS FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 54 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 53 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 62 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.

Robert L. Stelzl 64 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996- April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 46	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, Executive Vice President and Owner of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert"
     and "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $113,500 for 2010 and $118,000 for 2009.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $6,134 for 2010 and $1,138 for
     2009.

c)   Tax Fees

     Ernst & Young billed tax fees of $20,500 for 2010 and $22,050 for 2009.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ----------------------------------
Date  March 1, 2011
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 1, 2011
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 1, 2011
      -----------------